Effective February 27, 2014 the
Companys name changed to
DTEK Dniproenergo PJSC.


EXHIBIT A




AMERICAN DEPOSITARY SHARES

(Each American Depositary
Share represents one-quarter
of one deposited Share)

IT IS EXPECTED THAT
COMMON SHARES DEPOSITED
HEREUNDER
WILL BE REGISTERED ON THE
SHARE REGISTER MAINTAINED
BY
THE SHARE REGISTRAR FOR
OPEN JOINT STOCK COMPANY
DNIPROENERGO IN THE NAME
OF THE CUSTODIAN, AS
NOMINAL HOLDER FOR THE
DEPOSITARY, OR ITS
NOMINEE.  THE DEPOSITARY
WILL NOT BE LIABLE FOR
THE UNAVAILABILITY OF
COMMON SHARES OR FOR THE
FAILURE TO MAKE ANY
DISTRIBUTION OF CASH OR
PROPERTY WITH RESPECT
THERETO AS A RESULT OF
SUCH UNAVAILABILITY.

THE DEPOSITARY HAS BEEN
ADVISED BY UKRAINIAN
COUNSEL THAT COURTS IN
UKRAINE MAY NOT RECOGNIZE
OR ENFORCE JUDGMENTS
OBTAINED IN NEW YORK
COURTS.


THE BANK OF NEW YORK
AMERICAN DEPOSITARY RECEIPT
FOR ORDINARY SHARES OF
THE PAR VALUE OF 25 HRYVNIA
EACH OF OPEN JOINT STOCK
COMPANY DNIPROENERGO
(INCORPORATED UNDER THE LAWS
OF UKRAINE)

            The Bank of New
York, as depositary
(hereinafter called the
Depositary), hereby certifies
that___________
_____________________________
_______________, or
registered assigns IS THE
OWNER OF
_____________________________

AMERICAN DEPOSITARY SHARES



representing deposited
ordinary shares (herein
called Shares) of OPEN JOINT
STOCK COMPANY DNIPROENERGO,
incorporated under the laws
of Ukraine (herein called the
Company).  At the date
hereof, each American
Depositary Share represents
one-quarter of one Share
deposited or subject to
deposit under the Deposit
Agreement (as such term is
hereinafter defined) at the
Kyiv office of ING Bank
Ukraine (herein called the
Custodian).  The Depositarys
Corporate Trust Office is
located at a different
address than its principal
executive office.  Its
Corporate Trust Office is
located at 101 Barclay
Street, New York, N.Y. 10286,
and its principal executive
office is located at One Wall
Street, New York, N.Y. 10286.

THE DEPOSITARYS CORPORATE
TRUST OFFICE ADDRESS IS
101 BARCLAY STREET, NEW YORK,
N.Y. 10286

            1.  THE DEPOSIT
AGREEMENT.

            This American
Depositary Receipt is one of
an issue (herein called
Receipts), all issued and to
be issued upon the terms and
conditions set forth in the
deposit agreement, dated as
of April 5, 1999 (herein
called the Deposit
Agreement), by and among the
Company, the Depositary, and
all Owners and Beneficial
Owners from time to time of
Receipts issued thereunder,
each of whom by accepting a
Receipt agrees to become a
party thereto and become
bound by all the terms and
conditions thereof.  The
Deposit Agreement sets forth
the rights of Owners and
Beneficial Owners of the
Receipts and the rights and
duties of the Depositary in
respect of the Shares
deposited thereunder and any
and all other securities,
property and cash from time
to time received in respect
of such Shares and held
thereunder (such Shares,
securities, property, and
cash are herein called
Deposited Securities).
Copies of the Deposit
Agreement are on file at the
Depositarys Corporate Trust
Office in New York City and
at the office of the
Custodian.

            The statements made
on the face and reverse of
this Receipt are summaries of
certain provisions of the
Deposit Agreement and are
qualified by and subject to
the detailed provisions of
the Deposit Agreement, to
which reference is hereby
made.  Capitalized terms
defined in the Deposit
Agreement and not defined
herein shall have the
meanings set forth in the
Deposit Agreement.

            2.  SURRENDER OF
RECEIPTS AND WITHDRAWAL OF
SHARES.



            Upon surrender at
the Corporate Trust Office of
the Depositary of this
Receipt, and upon payment of
the fee of the Depositary
provided in this Receipt, and
subject to the terms and
conditions of the Deposit
Agreement and accompanied by
such documents as the
Depositary may require and
upon payment of the fee of
the Depositary for the
surrender of Receipts as
provided in Section 5.09 of
the Deposit Agreement and
payment of all taxes and
governmental charges payable
in connection with such
surrender and withdrawal of
the Deposited Securities and
subject to the terms and
conditions of the Deposit
Agreement, the Corporate
Documents and the Deposited
Securities, the Owner hereof
is entitled to delivery, to
him or upon his order, of the
Deposited Securities at the
time represented by the
American Depositary Shares
for which this Receipt is
issued.  Delivery of such
Deposited Securities may be
made by the delivery of (a)
certificates or other
documents evidencing title
(including, without
limitation, as applicable,
extracts from the Share
Register or Custodial
Register Excerpts) in the
name of the Owner hereof or
as ordered by him or
certificates properly
endorsed or accompanied by
proper instruments of
transfer and (b) any other
securities, property and cash
to which such Owner is then
entitled in respect of this
Receipt.  Such delivery will
be made at the option of the
Owner hereof, either at the
office of the Custodian or,
to the extent practicable, at
the Corporate Trust Office of
the Depositary, provided that
the forwarding of
certificates for Shares or
other Deposited Securities
for such delivery at the
Corporate Trust Office of the
Depositary shall be at the
risk and expense of the Owner
hereof.

            3.  TRANSFERS,
SPLIT-UPS, AND COMBINATIONS
OF RECEIPTS.



            The transfer of
this Receipt is registrable
on the books of the
Depositary at its Corporate
Trust Office by the Owner
hereof in person or by a duly
authorized attorney, upon
surrender of this Receipt
properly endorsed for
transfer or accompanied by
proper instruments of
transfer and funds sufficient
to pay any applicable
transfer taxes and the
expenses of the Depositary
and upon compliance with such
regulations, if any, as the
Depositary may establish for
such purpose.  This Receipt
may be split into other such
Receipts, or may be combined
with other such Receipts into
one Receipt, evidencing the
same aggregate number of
American Depositary Shares as
the Receipt or Receipts
surrendered.  As a condition
precedent to the execution
and delivery, registration of
transfer, split-up,
combination, or surrender of
any Receipt or withdrawal of
any Deposited Securities, the
Depositary, the Custodian, or
Registrar may require payment
from the depositor of the
Shares or the presentor of
the Receipt of a sum
sufficient to reimburse it
for any tax or other
governmental charge and any
stock transfer or
registration fee with respect
thereto (including any such
tax or charge and fee with
respect to Shares being
deposited or withdrawn) and
payment of any applicable
fees as provided in this
Receipt, may require the
production of proof
satisfactory to it as to the
identity and genuineness of
any signature and may also
require compliance with any
regulations the Depositary
may establish consistent with
the provisions of the Deposit
Agreement or this Receipt,
including, without
limitation, this Article 3.

            The delivery of
Receipts against deposit of
Shares generally or against
deposit of particular Shares
may be suspended, or the
transfer of Receipts in
particular instances may be
refused, or the registration
of transfer of outstanding
Receipts generally may be
suspended, during any period
when the transfer books of
the Depositary are closed, or
if any such action is deemed
necessary or advisable by the
Depositary or the Company at
any time or from time to time
because of any requirement of
law or of any government or
governmental body or
commission, or under any
provision of the Deposit
Agreement or this Receipt, or
for any other reason, subject
to the provisions of the
following sentence.
Notwithstanding anything to
the contrary in the Deposit
Agreement or this Receipt,
the surrender of outstanding
Receipts and withdrawal of
Deposited Securities may not
be suspended subject only to
(i) temporary delays caused
by closing the transfer books
of the Depositary or the
Company or the deposit of
Shares in connection with
voting at a shareholders
meeting, or the payment of
dividends, (ii) the payment
of fees, taxes and similar
charges, and (iii) compliance
with any U.S. or foreign laws
or governmental regulations
relating to the Receipts or
to the withdrawal of the
Deposited Securities.
Without limitation of the
foregoing, the Depositary
shall not knowingly accept
for deposit under the Deposit
Agreement any Shares required
to be registered under the
provisions of the Securities
Act of 1933, unless a
registration statement is in
effect as to such Shares.  In
addition, the Depositary may
from time to time limit the
number of Shares which may be
deposited hereunder to
facilitate compliance with
the rules and regulations as
in effect from time to time
of the Anti-Monopoly
Committee of the Ukraine.

            4.  LIABILITY OF
OWNER OR BENEFICIAL OWNER FOR
TAXES.



            The Depositary
shall not be liable to the
Company, any Owner or
Beneficial Owner, or any
other person for any tax or
other governmental charge
that is or may become payable
in connection with the
deposit or withdrawal of any
Deposited Securities or the
offer, sale, pledge or other
transfer of Deposited
Securities or the American
Depositary Shares represented
thereby.  If any tax or other
governmental charge shall
become payable with respect
to any Receipt or any
Deposited Securities
represented hereby, such tax
or other governmental charge
shall be payable by the Owner
or Beneficial Owner hereof to
the Depositary.  The
Depositary may refuse to
effect any transfer of this
Receipt or any withdrawal of
Deposited Securities
represented by American
Depositary Shares evidenced
by such Receipt until such
payment is made, and may
withhold any dividends or
other distributions, or may
sell for the account of the
Owner or Beneficial Owner
hereof any part or all of the
Deposited Securities
represented by the American
Depositary Shares evidenced
by this Receipt, and may
apply such dividends or other
distributions or the proceeds
of any such sale in payment
of such tax or other
governmental charge and the
Owner or Beneficial Owner
hereof shall remain liable
for any deficiency.

            5.  WARRANTIES ON
DEPOSIT OF SHARES.

            Every Depositing
Shareholder shall be deemed
by depositing Shares under
the Deposit Agreement to
represent and warrant that
the Depositing Shareholder is
transferring good and valid
title to such Shares under
Ukrainian law and that such
Shares and each certificate
therefor are validly issued,
fully paid, non-assessable,
and free of any preemptive
rights of the holders of
outstanding Shares and that
the Depositing Shareholder is
duly authorized so to do.
Every such person shall also
be deemed to represent that
such Shares and the Receipts
evidencing American
Depositary Shares
representing such Shares
would not be Restricted
Securities.  Such
representations and
warranties shall survive the
deposit of Shares and
issuance of Receipts.

            6.  FILING PROOFS,
CERTIFICATES, AND OTHER
INFORMATION.



            Any Depositing
Shareholder or any Owner or
Beneficial Owner of a Receipt
may be required from time to
time to file with the
Depositary or the Custodian
such proof of citizenship or
residence, exchange control
approval, evidence of payment
of applicable taxes and other
governmental charges or such
information relating to the
registration on the books of
the Company, the Share
Registrar or the Custodian,
as nominal holder for the
Depositary, if applicable, to
execute such certificates and
to make such representations
and warranties, as the
Depositary may deem necessary
or proper.  The Depositary
may withhold the delivery or
registration of transfer of
any Receipt or the
distribution of any dividend
or sale or distribution of
rights or of the proceeds
thereof or the delivery of
any Deposited Securities
until such proof, evidence or
other information is filed or
such certificates are
executed or such
representations and
warranties made.  No Share
shall be accepted for deposit
unless accompanied by
evidence satisfactory to the
Depositary that any necessary
approval has been granted by
any governmental body in
Ukraine which is then
performing the function of
the regulation of currency
exchange.

            7.  CHARGES OF
DEPOSITARY.

            The Company agrees
to pay the fees, reasonable
expenses and out-of-pocket
charges of the Depositary and
those of any Registrar only
in accordance with agreements
in writing entered into
between the Depositary and
the Company from time to
time.  The Depositary shall
present its statement for
such charges and expenses to
the Company once every three
months.  The charges and
expenses of the Custodian are
for the sole account of the
Depositary.



            The following
charges shall be incurred by
any party depositing or
withdrawing Shares or by any
party surrendering Receipts
or to whom Receipts are
issued (including, without
limitation, issuance pursuant
to a stock dividend or stock
split declared by the Company
or an exchange of stock
regarding the Receipts or
Deposited Securities or a
distribution of Receipts
pursuant to Section 4.03 of
the Deposit Agreement),
whichever is applicable:
(1) taxes and other
governmental charges,
(2) such registration fees as
may from time to time be in
effect for the registration
of transfers of Shares
generally on the Share
Register and applicable to
transfers of Shares to the
name of the Depositary or its
nominee or the Custodian or
its nominee on the making of
deposits or withdrawals under
the terms of the Deposit
Agreement, (3) such cable,
telex and facsimile trans-
mission expenses as are
expressly provided in the
Deposit Agreement, (4) such
expenses as are incurred by
the Depositary in the
conversion of foreign
currency pursuant to
Section 4.05 of the Deposit
Agreement, (5) a fee of 5.00
or less per 100 American
Depositary Shares (or portion
thereof) for the execution
and delivery of Receipts
pursuant to Section 2.03,
4.03 or 4.04 of the Deposit
Agreement and the surrender
of Receipts pursuant to
Section 2.05 or 6.02 of the
Deposit Agreement, (6) a fee
of .02 or less per American
Depositary Share (or portion
thereof) for any cash
distribution made pursuant to
the Deposit Agreement,
including, but not limited
to, Sections 4.01 through
4.04 thereof and (7) a fee
for the distribution of
securities pursuant to
Section 4.02 of the Deposit
Agreement, such fee being in
an amount equal to the fee
for the execution and
delivery of American
Depositary Shares referred to
above which would have been
charged as a result of the
deposit of such securities
(for purposes of this
clause 7 treating all such
securities as if they were
Shares), but which securities
are instead distributed by
the Depositary to Owners, and
(8) any other charge payable
by the Depositary, any of the
Depositarys agents, including
the Custodian, or the agents
of the Depositarys agents in
connection with the servicing
of Shares or other Deposited
Securities (which charge
shall be assessed against
Owners of record as of the
date or dates set by the
Depositary in accordance with
Section 4.06 of the Deposit
Agreement and shall be
collected at the sole
discretion of the Depositary
by billing such Owners for
such charge or by deducting
such charge from one or more
cash dividends or other cash
distributions).

            The Depositary,
subject to Article 8 hereof,
may own and deal in any class
of securities of the Company
and its affiliates and in
Receipts.

            8.  PRE-RELEASE OF
RECEIPTS.

            Notwithstanding
Section 2.03 of the Deposit
Agreement, the Depositary may
execute and deliver Receipts
prior to the receipt of
Shares pursuant to Section
2.02 of the Deposit Agreement
(a Pre-Release).  The
Depositary may, pursuant to
Section 2.05 of the Deposit
Agreement, deliver Shares
upon the receipt and
cancellation of Receipts
which have been Pre-Released,
whether or not such
cancellation is prior to the
termination of such Pre-
Release or the Depositary
knows that such Receipt has
been Pre-Released.  The
Depositary may receive
Receipts in lieu of Shares in
satisfaction of a Pre-
Release.  Each Pre-Release
will be (a) preceded or
accompanied by a written
representation from the
person to whom Receipts or
Shares are to be delivered
that such person, or its
customer, owns the Shares or
Receipts to be remitted, as
the case may be, (b) at all
times fully collateralized
with cash or such other
collateral as the Depositary
deems appropriate, (c)
terminable by the Depositary
on not more than five (5)
business days notice, and (d)
subject to such further
indemnities and credit
regulations as the Depositary
deems appropriate.  The
number of American Depositary
Shares which are outstanding
at any time as a result of
Pre-Releases will not
normally exceed thirty
percent (30%) of the Shares
deposited under the Deposit
Agreement; provided, however,
that the Depositary reserves
the right to change or
disregard such limit from
time to time as it deems
appropriate.

            The Depositary may
retain for its own account
any compensation received by
it in connection with the
foregoing.


            9.  TITLE TO
RECEIPTS.

            It is a condition
of this Receipt and every
successive Owner and
Beneficial Owner of this
Receipt by accepting or
holding the same consents and
agrees, that title to this
Receipt, when properly
endorsed or accompanied by
proper instruments of
transfer, is transferable by
delivery with the same effect
as in the case of a
negotiable instrument under
the laws of New York;
provided, however, that the
Depositary, notwithstanding
any notice to the contrary,
may treat the person in whose
name this Receipt is
registered on the books of
the Depositary as the
absolute owner hereof for the
purpose of determining the
person entitled to
distribution of dividends or
other distributions or to any
notice provided for in the
Deposit Agreement or for all
other purposes.

            10.  VALIDITY OF
RECEIPT.

            This Receipt shall
not be entitled to any
benefits under the Deposit
Agreement or be valid or
obligatory for any purpose,
unless this Receipt shall
have been executed by the
Depositary by the manual
signature of a duly
authorized signatory of the
Depositary; provided, however
that such signature may be a
facsimile if a Registrar for
the Receipts shall have been
appointed and such Receipts
are countersigned by the
manual signature of a duly
authorized officer of the
Registrar.

            11.  REPORTS;
INSPECTION OF TRANSFER BOOKS.

            The Company
currently furnishes the
Securities and Exchange
Commission (hereinafter
called the Commission) with
certain public reports and
documents required by foreign
law or otherwise under
Rule 12g3-2(b) under the
Securities Exchange Act of
1934. Such reports and
documents will be available
for inspection and copying by
Owners and Beneficial Owners
at the public reference
facilities maintained by the
Commission located at 450
Fifth Street, N.W.,
Washington, D.C. 20549.



            The Depositary
shall make available for
inspection by Owners of
Receipts at its Corporate
Trust Office any reports and
communications, including any
proxy soliciting material,
received from the Company
which are both (a) received
by the Depositary as the
holder of the Deposited
Securities and (b) made
generally available to the
holders of such Deposited
Securities by the Company.
The Depositary will also send
to Owners of Receipts copies
of such reports when
furnished by the Company
pursuant to the Deposit
Agreement.  Any such reports
and communications, including
any such proxy soliciting
material, furnished to the
Depositary by the Company
shall be furnished in English
to the extent such materials
are required to be translated
into English pursuant to any
regulations of the
Commission.

            The Depositary will
keep books, at its Corporate
Trust Office, for the
registration of Receipts and
transfers of Receipts which
at all reasonable times shall
be open for inspection by the
Owners of Receipts, provided
that such inspection shall
not be for the purpose of
communicating with Owners of
Receipts in the interest of a
business or object other than
the business of the Company
or a matter related to the
Deposit Agreement or the
Receipts.

            12.  DIVIDENDS AND
DISTRIBUTIONS.

            Whenever the
Depositary or the Custodian
receives any cash dividend or
other cash distribution on
any Deposited Securities, the
Depositary will, if at the
time of receipt thereof any
amounts received in Hryvnia
or another foreign currency
can in the judgment of the
Depositary be converted on a
reasonable basis into United
States dollars transferable
to the United States, and
subject to the Deposit
Agreement, convert or cause
to be converted such dividend
or distribution into dollars
and will distribute the
amount thus received (net of
the fees and expenses of the
Depositary as provided in
Article 7 hereof and
Section 5.09 of the Deposit
Agreement and of applicable
taxes and other governmental
charges) to the Owners of
Receipts entitled thereto;
provided, however, that in
the event that the Company,
the Depositary or the
Custodian is required to
withhold and does withhold
from any cash dividend or
other cash distribution in
respect of any Deposited
Securities an amount on
account of taxes, the amount
distributed to the Owners of
the Receipts evidencing
American Depositary Shares
representing such Deposited
Securities shall be reduced
accordingly.



            Subject to the
provisions of Section 4.11
and 5.09 of the Deposit
Agreement, whenever the
Depositary receives any
distribution other than a
distribution described in
Section 4.01, 4.03 or 4.04 of
the Deposit Agreement, the
Depositary will cause the
securities or property
received by it to be
distributed to the Owners
entitled thereto, in any
manner that the Depositary
may deem equitable and
practicable for accomplishing
such distribution; provided,
however, that if in the
opinion of the Depositary
such distribution cannot be
made proportionately among
the Owners of Receipts
entitled thereto, or if for
any other reason the
Depositary deems such
distribution not to be
feasible, the Depositary may
adopt such method as it may
deem equitable and
practicable for the purpose
of effecting such
distribution, including, but
not limited to, the public or
private sale of the
securities or property thus
received, or any part
thereof, and the net proceeds
of any such sale (net of the
fees and expenses of the
Depositary as provided in
Article 7 hereof and
Section 5.09 of the Deposit
Agreement and of applicable
taxes and other governmental
charges) will be distributed
by the Depositary to the
Owners of Receipts entitled
thereto all in the manner and
subject to the conditions
described in Section 4.01 of
the Deposit Agreement.

            If any distribution
consists of a dividend in, or
free distribution of, Shares,
the Depositary may distribute
to the Owners of outstanding
Receipts entitled thereto
additional Receipts
evidencing an aggregate
number of American Depositary
Shares representing the
amount of Shares received as
such dividend or free
distribution, subject to the
terms and conditions of the
Deposit Agreement with
respect to the deposit of
Shares and the issuance of
American Depositary Shares
evidenced by Receipts,
including the withholding of
any tax or other governmental
charge and the payment of the
fees and expenses of the
Depositary as provided in
Article 7 hereof and
Section 5.09 of the Deposit
Agreement.  In lieu of
delivering Receipts for
fractional American
Depositary Shares in any such
case, the Depositary will
sell the amount of Shares
represented by the aggregate
of such fractions and
distribute the net proceeds,
all in the manner and subject
to the conditions described
in Section 4.01 of the
Deposit Agreement.  If
additional Receipts are not
so distributed, each American
Depositary Share shall
thenceforth also represent
the additional Shares
distributed upon the
Deposited Securities
represented thereby.



            In the event that
the Depositary determines
that any distribution in
property (including Shares
and rights to subscribe
therefor)or any deposit of
Shares, transfer of Receipts
or withdrawal of Deposited
Securities hereunder is
subject to any tax or other
governmental charge which the
Depositary is obligated to
withhold, the Depositary may
by public or private sale
dispose of all or a portion
of such property (including
Shares and rights to
subscribe therefor) in such
amounts and in such manner as
the Depositary deems
necessary and practicable to
pay any such taxes or
charges, and the Depositary
shall distribute the net
proceeds of any such sale
after deduction of such taxes
or charges to the Owners of
Receipts entitled thereto.
The Depositary shall forward
to the Company such
information from its records
as the Company may reasonably
request to enable the Company
to file necessary reports
with governmental authorities
or agencies, and either the
Company or the Depositary may
file any such reports
necessary to obtain benefits
under any applicable tax
treaties for Owners.

            Under applicable
Ukrainian law, payments of
cash or other distributions
in respect of the Deposited
Securities under the Deposit
Agreement may be subject to
significant taxation, some of
which may be recoverable by
the Depositary or its agents
acting for the benefit of
Owners and Beneficial Owners
under applicable double-
taxation treaties.
Notwithstanding anything in
the Deposit Agreement to the
contrary, before making any
distribution or other payment
on any Deposited Securities,
the Depositary may make or
cause to be made such
deductions (if any) which, by
the laws of Ukraine the
Depositary is required to
make in respect of any
income, capital gains or
other taxes and the
Depositary may also deduct
the amount of any tax or
governmental charges payable
by the Depositary or for
which the Depositary might be
made liable in respect of
such distribution or other
payment or any document
signed in connection
therewith.  In making such
deductions, the Depositary
shall have no obligation to
any Owner or Beneficial Owner
to apply a rate under any
treaty or other arrangement
between Ukraine and the
country within which the
Owner or Beneficial Owner is
resident, nor shall the
Depositary have any
obligation to take any action
to recover any amounts
withheld or deducted under
any applicable double-
taxation treaty.

            13.  RIGHTS.



            In the event that
the Company shall offer or
cause to be offered to the
holders of any Deposited
Securities any rights to
subscribe for additional
Shares or any rights of any
other nature, the Depositary
shall have discretion as to
the procedure to be followed
in making such rights
available to any Owners or in
disposing of such rights on
behalf of any Owners and
making the net proceeds
available to such Owners or,
if by the terms of such
rights offering or for any
other reason, the Depositary
may not either make such
rights available to any
Owners or dispose of such
rights and make the net
proceeds available to such
Owners, then the Depositary
shall allow the rights to
lapse.  If at the time of the
offering of any rights the
Depositary determines in its
discretion that it is lawful
and feasible to make such
rights available to all or
certain Owners but not to
other Owners, the Depositary
may distribute to any Owner
to whom it determines the
distribution to be lawful and
feasible, in proportion to
the number of American
Depositary Shares held by
such Owner, warrants or other
instruments therefor in such
form as it deems appropriate.

            In circumstances in
which rights would otherwise
not be distributed, if an
Owner of Receipts or the
Company requests the
distribution of warrants or
other instruments in order to
exercise the rights allocable
to the American Depositary
Shares of such Owner or
certain Owners hereunder, the
Depositary will make such
rights available to such
Owner or Owners upon written
notice from the Company to
the Depositary that (a) the
Company has elected in its
sole discretion to permit
such rights to be exercised
and (b) such Owner or Owners
have executed such documents
as the Company has determined
in its sole discretion are
reasonably required under
applicable law.

            If the Depositary
has distributed warrants or
other instruments for rights
to all or certain Owners,
then upon instruction from
such an Owner pursuant to
such warrants or other
instruments to the Depositary
from such Owner to exercise
such rights, upon payment by
such Owner to the Depositary
for the account of such Owner
of an amount equal to the
purchase price of the Shares
to be received upon the
exercise of the rights, and
upon payment of the fees and
expenses of the Depositary
and any other charges as set
forth in such warrants or
other instruments, the
Depositary shall, on behalf
of such Owner, exercise the
rights and purchase the
Shares, and the Company shall
cause the Shares so purchased
to be delivered to the
Depositary on behalf of such
Owner.  As agent for such
Owner, the Depositary will
cause the Shares so purchased
to be deposited pursuant to
Section 2.02 of the Deposit
Agreement, and shall,
pursuant to Section 2.03 of
the Deposit Agreement,
execute and deliver Receipts
to such Owner.  In the case
of a distribution pursuant to
the second paragraph of this
Article 13, such Receipts
shall be legended in
accordance with applicable
U.S. laws, and shall be
subject to appropriate
restrictions on sale,
deposit, cancellation and
transfer under such laws.



            If the Depositary
determines in its discretion
that it is not lawful and
feasible to make such rights
available to all or certain
Owners, it may sell the
rights, warrants or other
instruments in proportion to
the number of American
Depositary Shares held by the
Owners to whom it has
determined it may not
lawfully or feasibly make
such rights available, and
allocate the net proceeds of
such sales (net of the fees
and expenses of the
Depositary as provided in
Section 5.09 of the Deposit
Agreement and all taxes and
governmental charges payable
in connection with such
rights and subject to the
terms and conditions of the
Deposit Agreement) for the
account of such Owners
otherwise entitled to such
rights, warrants or other
instruments, all in the
manner and subject to the
conditions described in
Section 4.01 of the Deposit
Agreement.

            Except as otherwise
provided in the second
paragraph of Section 4.04 of
the Deposit Agreement, the
Depositary will not offer
rights to Owners unless both
the rights and the securities
to which such rights relate
are either exempt from
registration under the
Securities Act of 1933 with
respect to a distribution to
all Owners or are registered
under the provisions of such
Act; provided, that nothing
in this Deposit Agreement
shall create, any obligation
on the part of the Company to
file a registration statement
with respect to such rights
or underlying securities or
to endeavor to have such a
registration statement
declared effective.  If an
Owner of Receipts or the
Company requests the
distribution of warrants or
other instruments,
notwithstanding that there
has been no such registration
under such Act, the
Depositary shall not effect
such distribution unless it
has received an opinion from
recognized counsel in the
United States for the Company
(which may be Baker &
McKenzie, including its
London office (as long as
partners admitted to practice
in the United States are
resident there)) upon which
the Depositary may rely that
such distribution to the
Owner or Owners to which it
is to be made is exempt from
such registration.

            The Depositary
shall not be responsible for
any failure to determine that
it may be lawful or feasible
to make such rights available
to Owners in general or any
Owner in particular.

            14.  CONVERSION OF
FOREIGN CURRENCY.



            Whenever the
Depositary or the Custodian
shall receive Hryvnia or
another foreign currency, by
way of dividends or other
distributions or the net
proceeds from the sale of
securities, property or
rights, and if at the time of
the receipt thereof the
Hryvnia or other foreign
currency so received can in
the judgment of the
Depositary be converted on a
reasonable basis into Dollars
and the resulting Dollars
transferred to the United
States, the Depositary shall
convert or cause to be
converted, by sale or in any
other manner that it may
determine, such foreign
currency into Dollars, and
such Dollars shall be
distributed to the Owners
entitled thereto or, if the
Depositary shall have
distributed any warrants or
other instruments which
entitle the holders thereof
to such Dollars, then to the
holders of such warrants
and/or instruments upon
surrender thereof for
cancellation.  Such
distribution may be made upon
an averaged or other
practicable basis without
regard to any distinctions
among Owners on account of
exchange restrictions, the
date of delivery of any
Receipt or otherwise and
shall be net of any expenses
of conversion into Dollars
incurred by the Depositary as
provided in Section 5.09 of
the Deposit Agreement.

            If such conversion
or distribution can be
effected only with the
approval or license of any
government or agency thereof,
the Depositary shall file, or
cause the Custodian to file,
such application for approval
or license, if any, as it may
deem desirable.

            If at any time the
Depositary shall determine
that in its judgment any
Hryvnia or other foreign
currency received by the
Depositary or the Custodian
is not convertible on a
reasonable basis into Dollars
transferable to the United
States, or if any approval or
license of any government or
agency thereof which is
required for such conversion
is denied or in the opinion
of the Depositary is not
obtainable, or if any such
approval or license is not
obtained within a reasonable
period as determined by the
Depositary, the Depositary
may distribute the foreign
currency (or an appropriate
document evidencing the right
to receive such foreign
currency) received by the
Depositary to, or in its
discretion may hold such
foreign currency uninvested
and without liability for
interest thereon for the
respective accounts of, the
Owners entitled to receive
the same.

            If any such
conversion of foreign
currency, in whole or in
part, cannot be effected for
distribution to some of the
Owners entitled thereto, the
Depositary may in its
discretion make such
conversion and distribution
in Dollars to the extent
permissible to the Owners
entitled thereto and may
distribute the balance of the
foreign currency received by
the Depositary to, or hold
such balance uninvested and
without liability for
interest thereon for the
respective accounts of, the
Owners entitled thereto.

            15.  RECORD DATES.



            Whenever any cash
dividend or other cash
distribution shall become
payable or any distribution
other than cash shall be
made, or whenever rights
shall be issued with respect
to the Deposited Securities,
or whenever the Depositary
shall receive notice of any
meeting of holders of Shares
or other Deposited
Securities, or whenever for
any reason the Depositary
causes a change in the number
of Shares that are
represented by each American
Depositary Share, or whenever
the Depositary shall find it
necessary or convenient, the
Depositary shall fix a record
date (a) for the
determination of the Owners
of Receipts who shall be
(i) entitled to receive such
dividend, distribution or
rights or the net proceeds of
the sale thereof or
(ii) entitled to give
instructions for the exercise
of voting rights at any such
meeting, or (b) on or after
which each American
Depositary Share will
represent the changed number
of Shares, subject to the
provisions of the Deposit
Agreement.

            16.  VOTING OF
DEPOSITED SECURITIES.



            Upon receipt of
notice of any meeting of
holders of Shares or other
Deposited Securities, if
requested in writing by the
Company, the Depositary
shall, as soon as practicable
thereafter, mail to the
Owners of Receipts a notice,
the form of which notice
shall be in the sole
discretion of the Depositary,
which shall contain (a) such
information as is contained
in such notice of meeting
received by the Depositary
from the Company, (b) a
statement that the Owners of
Receipts as of the close of
business on a specified
record date will be entitled,
subject to any applicable
provision of law and of the
Corporate Documents of the
Company, to instruct the
Depositary as to the exercise
of the voting rights, if any,
pertaining to the amount of
Shares or other Deposited
Securities represented by
their respective American
Depositary Shares and (c) a
statement as to the manner in
which such instructions may
be given or deemed given in
accordance with the last
sentence of this paragraph if
no instruction is received to
the Depositary to give a
discretionary proxy to a
person designated by the
Company. Upon the written
request of an Owner of a
Receipt on such record date,
received on or before the
date established by the
Depositary for such purpose,
the Depositary shall endeavor
insofar as practicable to
vote or cause to be voted the
amount of Shares or other
Deposited Securities
represented by such American
Depositary Shares evidenced
by such Receipt in accordance
with the instructions set
forth in such request.  The
Depositary shall not vote or
attempt to exercise the right
to vote that attaches to the
Shares or other Deposited
Securities, other than in
accordance with such
instructions or deemed
instructions.  If no
instructions are received by
the Depositary from any Owner
with respect to any of the
Deposited Securities
represented by the American
Depositary Shares evidenced
by such Owners Receipts on or
before the date established
by the Depositary for such
purpose, the Depositary shall
deem such Owner to have
instructed the Depositary to
give a discretionary proxy to
a person designated by the
Company with respect to such
Deposited Securities and the
Depositary shall give a
discretionary proxy to a
person designated by the
Company to vote such
Deposited Securities;
provided, that no such
instruction shall be deemed
given and no such
discretionary proxy shall be
given with respect to any
matter as to which the
Company informs the
Depositary (and the Company
agrees to provide such
information as promptly as
practicable in writing) that
(x) the Company does not wish
such proxy given, (y)
substantial opposition exists
or (z) such matter materially
and adversely affects the
rights of holders of Shares.

            17.  CHANGES
AFFECTING DEPOSITED
SECURITIES.

            In circumstances
where the provisions of
Section 4.03 of the Deposit
Agreement do not apply, upon
any change in nominal value,
change in par value, split-
up, consolidation, or any
other reclassification of
Deposited Securities, or upon
any recapitalization,
reorganization, merger or
consolidation, or sale of
assets affecting the Company
or to which it is a party,
any securities which shall be
received by the Depositary or
a Custodian in exchange for
or in conversion of or in
respect of Deposited
Securities shall be treated
as new Deposited Securities
under the Deposit Agreement,
and American Depositary
Shares shall thenceforth
represent, in addition to the
existing Deposited
Securities, the right to
receive the new Deposited
Securities so received in
exchange or conversion,
unless additional Receipts
are delivered pursuant to the
following sentence.  In any
such case the Depositary may
execute and deliver
additional Receipts as in the
case of a dividend in Shares,
or call for the surrender of
outstanding Receipts to be
exchanged for new Receipts
specifically describing such
new Deposited Securities.

            18.	LIABILITY OF
THE COMPANY AND DEPOSITARY.



            Neither the
Depositary nor the Company
nor any of their respective
directors, employees, agents
or affiliates shall incur any
liability to any Owner or
Beneficial Owner of any
Receipt, if by reason of (i)
any provision of any present
or future law or regulation
of the United States, Ukraine
or any other country or
jurisdiction, (ii) any
provision of any present or
future regulation of any
governmental or regulatory
authority or stock exchange
or (iii) any act of God or
war or other circumstances
beyond its control, the
Depositary or the Company
shall be prevented, delayed
or forbidden from, or be
subject to any civil or
criminal penalty on account
of, doing or performing any
act or thing which by the
terms of the Deposit
Agreement or Deposited
Securities it is provided
shall be done or performed;
nor shall the Depositary or
the Company nor any of their
respective directors,
employees, agents or
affiliates incur any
liability to any Owner or
Beneficial Owner of any
Receipt by reason of any non-
performance or delay, caused
as aforesaid, in the perform-
ance of any act or thing
which by the terms of the
Deposit Agreement it is
provided shall or may be done
or performed, or by reason of
any exercise of, or failure
to exercise, any discretion
provided for in the Deposit
Agreement.

            Neither the
Depositary nor any of its
directors, employees, agents
or affiliates shall incur any
liability to any Owner or
Beneficial Owner of any
Receipt, if by reason of
(i) any act or failure to act
of the Company or its agents,
including the Share
Registrar, or their
respective directors,
employees, agents or
affiliates, (ii) any
provision, present or future,
of the Corporate Documents of
the Company or any other
instrument of the Company
governing the Deposited
Securities, or (iii) any
provision of any securities
issued or distributed by the
Company, or any offering or
distribution thereof, the
Depositary shall be
prevented, delayed or
forbidden from, or be subject
to any civil or criminal
penalty on account of, doing
or performing any act or
thing which by the terms of
the Deposit Agreement or
Deposited Securities it is
provided shall be done or
performed; nor shall the
Depositary nor any of its
directors, employees, agents
or affiliates incur any
liability to any Owner or
Beneficial Owner of any
Receipt by reason of any non-
performance or delay, caused
as aforesaid, in the perform-
ance of any act or thing
which by the terms of the
Deposit Agreement it is
provided shall or may be done
or performed.

            Where, by the terms
of a distribution pursuant to
Section 4.01, 4.02 or 4.03 of
the Deposit Agreement, or an
offering or distribution
pursuant to Section 4.04 of
the Deposit Agreement, such
distribution or offering may
not be made available to
Owners of Receipts, and the
Depositary may not dispose of
such distribution or offering
on behalf of such Owners and
make the net proceeds
available to such Owners,
then the Depositary shall not
make such distribution or
offering, and shall allow any
rights, if applicable, to
lapse.



            Neither the Company
nor the Depositary assumes
any obligation or shall be
subject to any liability
under the Deposit Agreement
to Owners or Beneficial
Owners of Receipts, except
that they agree to perform
their obligations
specifically set forth in the
Deposit Agreement without
negligence or bad faith
except as set forth in
Section 5.13 of the Agreement
with respect to the Company.
The Depositary shall not be
subject to any liability with
respect to the validity or
worth of the Deposited
Securities.  Neither the
Depositary nor the Company
shall be under any obligation
to appear in, prosecute or
defend any action, suit, or
other proceeding in respect
of any Deposited Securities
or in respect of the
Receipts, which in its
opinion may involve it in
expense or liability, unless
indemnity satisfactory to it
against all expense and
liability shall be furnished
as often as may be required,
and the Custodian shall not
be under any obligation
whatsoever with respect to
such proceedings, the
responsibility of the
Custodian being solely to the
Depositary.  Neither the
Depositary nor the Company
shall be liable for any
action or nonaction by it in
reliance upon the advice of
or information from legal
counsel, accountants, any
person presenting Shares for
deposit, any Owner or
Beneficial Owner of a
Receipt, or any other person
believed by it in good faith
to be competent to give such
advice or information.

            The Depositary
shall not be liable to the
Company, any Owner or
Beneficial Owner or any other
person for the unavailability
of Deposited Securities or
for the failure to make any
distribution of cash or
property with respect thereto
as a result of (i) any act or
failure to act of the Company
or its agents, including the
Share Registrar, or their
respective directors,
employees, agents or
affiliates, (ii) any
provision of any present or
future law or regulation of
the United States, Ukraine or
any other country, (iii) any
provision of any present or
future regulation of any
governmental or regulatory
authority or stock exchange,
(iv) any provision of any
present or future Corporate
Documents or any other
instrument of the Company
governing the Deposited
Securities, (v) any provision
of any securities issued or
distributed by the Company,
or any offering or
distribution thereof, or
(vi) any act of God or war or
other circumstance beyond its
control.



            The Company shall
not be liable to the
Depositary, any Owner or
Beneficial Owner or any other
person for the unavailability
of Deposited Securities or
for the failure to make any
distribution of cash or
property with respect thereto
as a result of (i) any
provision of any present or
future law or regulation of
the United States, Ukraine or
any other country or
jurisdiction, (ii) any
provision of any present or
future regulation of any
governmental or regulatory
authority or stock exchange
or (iii) any act of God or
war or other circumstance
beyond its control.

            The Depositary
shall not be responsible for
any failure to carry out any
instructions to vote any of
the Deposited Securities, or
for the manner in which any
such vote is cast or the
effect of any such vote,
provided that any such action
or nonaction is in good
faith.  The Depositary shall
not be liable for any acts or
omissions made by a successor
depositary whether in
connection with a previous
act or omission of the
Depositary or in connection
with a matter arising wholly
after the removal or
resignation of the
Depositary, provided that in
connection with the issue out
of which such potential
liability arises, the
Depositary performed its
obligations without
negligence or bad faith while
it acted as Depositary.  The
Company agrees to indemnify
the Depositary, its
directors, employees, agents
and affiliates and any
Custodian against, and hold
each of them harmless from,
any liability or expense
(including, but not limited
to, the expenses of counsel)
which may arise out of (a)
and registration with the
Commission of Receipts,
American Depository Shares or
Deposited Securities or the
offer or sale thereof, (b)
acts performed or omitted, in
accordance with the
provisions of the Deposit
Agreement and of the
Receipts, as the same may be
amended, modified, or
supplemented from time to
time, (i) by either the
Depositary or a Custodian or
their respective directors,
employees, agents and
affiliates, except for any
liability or expense arising
out of the negligence or bad
faith of either of them, or
(ii) by the Company or any of
its directors, employees,
agents and affiliates or (c)
the unavailability of
Deposited Securities or the
failure to make any
distribution of cash or
property with respect thereto
as a result of (i) any act or
failure to act of the Company
or its agents, including the
Share Registrar, or their
respective directors,
employees, agents or
affiliates, (ii) any
provision of any present or
future Corporate Documents or
any other instrument of the
Company governing Deposited
Securities or (iii) any
provision of any securities
issued or distributed by the
Company, or any offering or
distribution thereof.  No
disclaimer of liability under
the Securities Act of 1933 is
intended by any provision of
the Deposit Agreement.



            19.	RESIGNATION
AND REMOVAL OF THE
DEPOSITARY; APPOINTMENT OF
SUCCESSOR CUSTODIAN.

            The Depositary may
at any time resign as
Depositary hereunder by
written notice of its
election so to do delivered
to the Company, such
resignation to take effect
upon the appointment of a
successor depositary and its
acceptance of such
appointment as provided in
the Deposit Agreement.  The
Depositary may at any time be
removed by the Company by
written notice of such
removal, effective upon the
appointment of a successor
depositary and its acceptance
of such appointment as
provided in the Deposit
Agreement.  Whenever the
Depositary in its discretion
determines that it is in the
best interest of the Owners
of Receipts to do so, it may
appoint a substitute or
additional custodian or
custodians.

            20.  AMENDMENT.

            The form of the
Receipts and any provisions
of the Deposit Agreement may
at any time and from time to
time be amended by agreement
between the Company and the
Depositary without the
consent of Owners or
Beneficial Owners of Receipts
in any respect which they may
deem necessary or desirable.
Any amendment which shall
impose or increase any fees
or charges (other than taxes
and other governmental
charges, registration fees
and cable, telex or facsimile
transmission costs, delivery
costs or other such
expenses), or which shall
otherwise prejudice any
substantial existing right of
Owners of Receipts, shall,
however, not become effective
as to outstanding Receipts
until the expiration of
thirty days after notice of
such amendment shall have
been given to the Owners of
outstanding Receipts.  Every
Owner of a Receipt at the
time any amendment so becomes
effective shall be deemed, by
continuing to hold such
Receipt, to consent and agree
to such amendment and to be
bound by the Deposit
Agreement as amended thereby.
In no event shall any
amendment impair the right of
the Owner of any Receipt to
surrender such Receipt and
receive therefor the
Deposited Securities
represented thereby except in
order to comply with
mandatory provisions of
applicable law.

            21.	TERMINATION OF
DEPOSIT AGREEMENT.





            The Depositary at
any time, at the direction of
the Company, shall terminate
the Deposit Agreement by
mailing notice of such
termination to the Owners of
all Receipts then outstanding
at least 90 days prior to the
date fixed in such notice for
such termination.  The
Depositary may likewise
terminate the Deposit
Agreement by mailing notice
of such termination to the
Company and the Owners of all
Receipts then outstanding if
at any time 90 days shall
have expired after the
Depositary shall have
delivered to the Company a
written notice of its
election to resign and a
successor depositary shall
not have been appointed and
accepted its appointment as
provided in the Deposit
Agreement.  On and after the
date of termination, the
Owner of a Receipt will, upon
(a) surrender of such Receipt
at the Corporate Trust Office
of the Depositary, (b)
payment of the fee of the
Depositary for the surrender
of Receipts referred to in
Section 2.05 of the Deposit
Agreement and (c) payment of
any applicable taxes or
governmental charges, be
entitled to delivery, to him
or upon his order, of the
amount of Deposited
Securities represented by the
American Depositary Shares
evidenced by such Receipt.
If any Receipts shall remain
outstanding after the date of
termination, the Depositary
thereafter shall discontinue
the registration of transfers
of Receipts, shall suspend
the distribution of dividends
to the Owners thereof, and
shall not give any further
notices or perform any
further acts under the
Deposit Agreement, except
that the Depositary shall
continue to collect dividends
and other distributions
pertaining to Deposited
Securities, shall sell rights
and other property as
provided in the Deposit
Agreement, and shall continue
to deliver Deposited
Securities, together with any
dividends or other
distributions received with
respect thereto and the net
proceeds of the sale of any
rights or other property, in
exchange for Receipts
surrendered to the Depositary
(after deducting, in each
case, the fee of the
Depositary for the surrender
of a Receipt, any expenses
for the account of the Owner
of such Receipt in accordance
with the terms and conditions
of the Deposit Agreement, and
any applicable taxes or
governmental charges).  At
any time after the expiration
of one year from the date of
termination, the Depositary
may sell the Deposited
Securities then held under
the Deposit Agreement and may
thereafter hold uninvested
the net proceeds of any such
sale, together with any other
cash then held by it
thereunder, unsegregated and
without liability for
interest, for the pro rata
benefit of the Owners of
Receipts which have not
theretofore been surrendered,
such Owners thereupon
becoming general creditors of
the Depositary with respect
to such net proceeds.  After
making such sale, the
Depositary shall be
discharged from all
obligations under the Deposit
Agreement, except to account
for such net proceeds and
other cash (after deducting,
in each case, the fee of the
Depositary for the surrender
of a Receipt, any expenses
for the account of the Owner
of such Receipt in accordance
with the terms and conditions
of the Deposit Agreement and
any applicable taxes or
governmental charges).  Upon
the termination of the
Deposit Agreement, the
Company shall be discharged
from all obligations under
the Deposit Agreement except
for its obligations to the
Depositary with respect to
indemnification, charges, and
expenses.

            22.	 SUBMISSION TO
JURISDICTION; ARBITRATION;
WAIVER OF IMMUNITIES.

            The Deposit
Agreement provides that any
controversy, claim or cause
of action brought by any
party to the Deposit
Agreement against the Company
arising out of or relating to
the Shares or other Deposited
Securities, the American
Depositary Shares, the
Receipts or the Deposit
Agreement, or the breach
thereof, shall be finally
settled by arbitration in
London, England, in
accordance with the Rules of
the London Court of
International Arbitration,
which rules are deemed to be
incorporated by reference
into this Article 22, and
that judgment upon the award
rendered by the arbitrators
may be entered in any court
having jurisdiction thereof;
provided, that in the event
of any third-party litigation
to which the Depositary is a
party and to which the
Company may property be
joined, the Company may be so
joined in any court of
competent jurisdiction in
which such litigation is
proceeding; and provided,
further, that any such
controversy, claim or cause
of action relating to or
based upon the provisions of
the Federal securities laws
of the United States or the
rules and regulations
thereunder may, but need not,
be submitted to arbitration
as provided in the Deposit
Agreement.  The Deposit
Agreement also provides that
any controversy, claim or
cause of action arising out
of or relating to the Shares
or other Deposited
Securities, the American
Depositary Shares, the
Receipts or the Deposit
Agreement not subject to
arbitration shall be
litigated in the Federal and
state courts in the Borough
of Manhattan.



            To the extent that
the Company or any of its
properties, assets or
revenues may have or
hereafter become entitled to,
or have attributed to it, any
right of immunity, on the
grounds of sovereignty or
otherwise, from any legal
action, suit or proceeding,
from the giving of any relief
in any respect thereof, from
setoff or counterclaim, from
the jurisdiction of any
court, from service of
process, from attachment upon
or prior to judgment, from
attachment in aid of
execution or judgment, or
other legal process or
proceeding for the giving of
any relief or for the
enforcement of any judgment,
in any jurisdiction in which
proceedings may at any time
be commenced, with respect to
its obligations, liabilities
or any other matter under or
arising out of or in
connection with the Shares or
Deposited Securities, the
American Depositary Shares,
the Receipts or the Deposit
Agreement, the Company, to
the fullest extent permitted
by law, hereby irrevocably
and unconditionally waives,
and agrees not to plead or
claim, any such immunity and
consents to such relief and
enforcement.

            23.	REGISTRATION
OF SHARES; SHARE REGISTRAR;
SHARE REGISTER.

            (a) The Company
agrees that it shall, at any
time and from time to time:
(i) take any and all action
as may be necessary to assure
the accuracy and completeness
of all information set forth
in the Share Register
maintained by the Share
Registrar in respect of the
Shares or Deposited
Securities (ii) to the extent
permitted by applicable
Ukrainian law, provide or
cause the Share Registrar to
provide to the Depositary,
the Custodian or their
respective agents access to
the Share Register for the
purpose of verifying
ownership rights during
ordinary business hours in
Kyiv, Ukraine, in such manner
and upon such terms and
conditions as the Depository
may, in its sole discretion,
deem appropriate (iii) cause
the Share Registrar to
promptly effect the re-
registration of ownership of
Deposited Securities in the
Share Register in connection
with any deposit or
withdrawal of Shares or
Deposited Securities under
this Deposit Agreement and
(iv) permit and cause the
Share Registrar to permit the
Custodian to register as a
nominal holder acting for the
benefit of the Depositary or
its nominee.

         (b) The Company
agrees that it shall be
solely liable for any act or
failure to act on the part of
the Share Registrar and that
the Company shall be solely
liable for the unavailability
of Deposited Securities or
for the failure of the
Depositary to make any
distribution of cash or
property with respect thereto
as a result of (i) any act or
failure to act of the Company
or its agents, including the
Share Registrar, or their
respective directors,
employees, agents or
affiliates, (ii) any
provision of any present or
future Corporate Documents or
any other instrument of the
Company governing the
Deposited Securities, or
(iii) any provision of any
securities issued or
distributed by the Company,
or any offering or
distribution thereof.

            24.	DISCLOSURE OF
INTERESTS.



            The Company or the
Depositary may from time to
time request Owners to
provide information as to the
capacity in which such Owners
own or owned Receipts and
regarding the identity of any
other persons then or
previously having a
beneficial interest in such
Receipts and the nature of
such interest and various
other matters.  Each Owner
agrees to provide any
information requested by the
Company or the Depositary
pursuant to Section 3.04 of
the Deposit Agreement and
this Article 23.  To the
extent that provisions of or
governing any Deposited
Securities (including the
Companys Corporate Documents
or applicable law) may
require the disclosure of
beneficial or other ownership
of Deposited Securities,
other Shares and other
securities to the Company and
may provide for blocking
transfer and voting or other
rights to enforce such
disclosure or limit such
ownership, Owners and
Beneficial Owners are
required to comply with all
such disclosure requirements
and ownership limitations and
to cooperate with the
Depositarys compliance with
Company instructions as to
Receipts in respect of any
such enforcement or
limitation.





NY12525: 214768.2


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